Exhibit 99.1

Title - Akerna Corp. Announces Earnings for Quarter Ended September 30, 2020 and Conference Call Information

DENVER, November 5, 2020 /PRNewswire/ -- Akerna (Nasdaq: KERN) (“Akerna” or the “Company”), a leading compliance technology provider and developer of the cannabis industry’s first seed-to-sale enterprise resource planning (ERP) software technology (MJ Platform®), will report financial results for the fiscal quarter ended September 30, 2020, on Thursday November 12, 2020. Akerna will host a conference call at 8:30am Eastern Time on the same day to discuss its financial results and business highlights. A question and answer session will follow prepared remarks.

Akerna Earnings Conference Call

Participant Dial-In Numbers:
Toll-Free: 877-407-3982
Toll / International: 201-493-6780

*Participants should request the Akerna Corp. Earnings Call or provide confirmation code 13713080

The conference call will also be available via a live, listen-only webcast and can be accessed through the Investor Relations section of Akerna’s website, www.akerna.com.

A replay of the call will be available through November 26, 2020 at 844-512-2921 (domestic) or 412-317-6671 (international). The passcode for the call and replay is 13713080.

To be added to the Company’s email distribution list, please sign up at https://ir.akerna.com/news-events/email-alerts

About Akerna

Akerna (Nasdaq: KERN) is an enterprise software company focused on compliantly serving the cannabis, hemp, and CBD industry. Based in Denver, Colorado, the Company’s mission is to create the world’s most transparent and accountable supply chain by building a cannabis technology ecosystem connecting data points across the global cannabis supply chain from seed to sale to self. First launched in 2010, Akerna has tracked more than $20 billion in cannabis sales to date and is the first cannabis software company listed on Nasdaq.

For more information, visit https://www.akerna.com/

Forward-Looking Statements:

Certain statements made in this release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements include but are not limited to statements regarding the timing of release of the Company’s quarterly financial results and management’s conference call in relation thereto. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside Akerna’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others that may affect actual results or outcomes, include (i) Akerna’s ability to maintain relationships with customers and suppliers and retain its management and key employees, (ii) changes in applicable laws or regulations, (iii) changes in the market place due to the coronavirus pandemic or other market factors, (iv) and other risks and uncertainties disclosed from time to time in Akerna’s filings with the U.S. Securities and Exchange Commission, including those under “Risk Factors” therein. You are cautioned not to place undue reliance on forward-looking statements. All information herein speaks only as of the date hereof, in the case of information about Akerna, or the date of such information, in the case of information from persons other than Akerna. Akerna undertakes no duty to update or revise the information contained herein. Forecasts and estimates regarding Akerna’s industry and end markets are based on sources believed to be reliable; however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.